                                  AMSOUTH FUNDS

                      SUPPLEMENT DATED FEBRUARY 8, 2002 TO
         THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 1, 2001

         THIS SUPPLEMENT PROVIDES UPDATED INFORMATION AS FOLLOWS:

         Under the section entitled "Valuation" on page 32 of the Statement of Additional Information, the first sentence of the first paragraph has been deleted and replaced in its entirety with the following:

         The net asset value of each Fund is determined and the Shares of each Fund are priced as of 4:00 p.m., Eastern time (and also as of 12:00 p.m., Eastern time for the Tax-Exempt Money Market Fund and as of 2:00 p.m., Eastern time for the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Treasury Reserve Money Market Fund, and the Institutional Prime Obligations Money Market Fund) (the "Valuation Time") on each Business Day of the Fund.

         Also, the following information is added to the section entitled "Investment Objectives and Policies" on page 2:

STRATEGY RANGES

                                                                                                   MODERATE
                                            AGGRESSIVE                          GROWTH AND        GROWTH AND
                                              GROWTH            GROWTH            INCOME            INCOME
UNDERLYING FUND                              PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
---------------                              ---------         ---------         ---------         ---------
Government Income Fund................             0%             0-25%            0-60%             0-70%


SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.